                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 8, 2005

                             ----------------------

                              ALLEGHANY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                       1-9371                 51-0283071
-------------------------------      ----------------        -------------------
(STATE OR OTHER JURISDICTION OF      (COMMISSION FILE           (IRS EMPLOYER
        INCORPORATION)                   NUMBER)             IDENTIFICATION NO.)

      7 TIMES SQUARE TOWER
           17TH FLOOR
       NEW YORK, NEW YORK                                   10036
-------------------------------                            --------
(ADDRESS OF PRINCIPAL EXECUTIVE                           (ZIP CODE)
            OFFICES)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 752-1356

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On August 8, 2005, Alleghany Corporation issued a press release on the subject of its 2005 second quarter consolidated earnings. A copy of such release is furnished herewith as Exhibit 99.1. The information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

99.1                                       2005 Second Quarter Earnings Release,
                                           dated August 8, 2005

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                         ALLEGHANY CORPORATION

                                                         /s/ Peter R. Sismondo
                                                         -----------------------
                                                      By:Peter R. Sismondo
                                                         Vice President,
                                                         Controller,
                                                         Treasurer and Assistant
                                                          Secretary

Date: August 9, 2005

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                                INDEX TO EXHIBITS

Exhibit Number                Exhibit Description
--------------                -------------------
99.1                  2005 Second Quarter Earnings Release,
                      dated August 8, 2005